Commitments	12 Months Ended
Dec. 31, 2016
Commitments and Guarantees [Abstract]
Commitments and Guarantees

Note 20 Commitments

In the normal course of business, we have various commitments outstanding, certain of which are not included on our Consolidated Balance Sheet. The following table presents our outstanding commitments to extend credit along with significant other commitments as of December 31, 2016 and December 31, 2015, respectively.

Table 98: Commitments to Extend Credit and Other Commitments

	December 31	December 31
In millions	2016	2015
Commitments to extend credit
Total commercial lending	$108,256	$101,252
Home equity lines of credit	17,438	17,268
Credit card	22,095	19,937
Other	4,192	4,032
Total commitments to extend credit	151,981	142,489
Net outstanding standby letters of credit (a)	8,324	8,765
Reinsurance agreements (b)	1,835	2,010
Standby bond purchase agreements (c)	790	911
Other commitments (d)	967	966
Total commitments to extend credit and other commitments	$163,897	$155,141
(a)	Net outstanding standby letters of credit include $3.9 billion and $4.7 billion which support remarketing programs at December 31, 2016 and December 31, 2015, respectively.
(b)	Represents aggregate maximum exposure up to the specified limits of the reinsurance contracts, and reflects estimates based on availability of financial information from insurance carriers. As of December 31, 2016, the aggregate maximum exposure amount comprised $1.5 billion for accidental death & dismemberment contracts and $.3 billion for credit life, accident & health contracts. Comparable amounts at December 31, 2015 were $1.6 billion and $.4 billion, respectively.
(c)	We enter into standby bond purchase agreements to support municipal bond obligations.
(d)	Includes $.5 billion related to investments in qualified affordable housing projects at both December 31, 2016 and December 31, 2015.

Commitments to Extend Credit

Commitments to extend credit, or net unfunded loan commitments, represent arrangements to lend funds or provide liquidity subject to specified contractual conditions. These commitments generally have fixed expiration dates, may require payment of a fee, and contain termination clauses in the event the customer’s credit quality deteriorates.

Net Outstanding Standby Letters of Credit

We issue standby letters of credit and share in the risk of standby letters of credit issued by other financial institutions, in each case to support obligations of our customers to third parties, such as insurance requirements and the facilitation of transactions involving capital markets product execution. Approximately 94% and 93% of our net outstanding standby letters of credit were rated as Pass as of December 31, 2016 and December 31, 2015, respectively, with the remainder rated as Below Pass. An internal credit rating of Pass indicates the expected risk of loss is currently low, while a rating of Below Pass indicates a higher degree of risk.

If the customer fails to meet its financial or performance obligation to the third party under the terms of the contract or there is a need to support a remarketing program, then upon a draw by a beneficiary, subject to the terms of the letter of credit, we would be obligated to make payment to them. The standby letters of credit outstanding on December 31, 2016 had terms ranging from less than 1 year to 8 years.

As of December 31, 2016, assets of $1.0 billion secured certain specifically identified standby letters of credit. In addition, a portion of the remaining standby letters of credit issued on behalf of specific customers is also secured by collateral or guarantees that secure the customers’ other obligations to us. The carrying amount of the liability for our obligations related to standby letters of credit and participations in standby letters of credit was $.2 billion at December 31, 2016 and is included in Other liabilities on our Consolidated Balance Sheet.